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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 1997


                     MATZEL & MUMFORD MORTGAGE FUNDING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New Jersey                    33-98178                22-3382016
----------------------------      -----------------       -------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)


      100 Village Court, Hazlet, New Jersey                   07730
    ----------------------------------------              --------------
    (Address of principal executive offices)                (Zip Code)


                                 (908) 888-1055
               ----------------------------------------------------
               (Registrant's telephone number, including area code)

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Item 7(a).     Financial Statements.



Item 7(c).     Exhibits.

     27   Financial Data Schedule.

                               MATZEL & MUMFORD AT

                              APPLE RIDGE II, L.L.C.
















                              FINANCIAL STATEMENTS

                      PERIOD JULY 14, 1997 TO JULY 15, 1997

                                 MATZEL & MUMFORD AT
                             APPLE RIDGE, II, L.L.C.
























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                                                            FINANCIAL STATEMENTS

                                           PERIOD JULY 14, 1997 TO JULY 15, 1997

                   MATZEL & MUMFORD AT APPLE RIDGE, II, L.L.C.


                                                                        CONTENTS
                                                                        --------
INDEPENDENT AUDITORS' REPORT .....................................          3

FINANCIAL STATEMENTS:
  Balance sheet ..................................................          4
  Statements of cash flows .......................................          5
  Notes to financial statements ..................................        6-8

                          INDEPENDENT AUDITORS' REPORT


To the Members
Matzel & Mumford at Apple Ridge II, L.L.C.
Hazlet, New Jersey


We have audited the accompanying balance sheet of Matzel & Mumford at Apple Ridge II, L.L.C. as of July 15, 1997 and the related statements of cash flows for the period July 14, 1997 (date of inception) to July 15, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Matzel & Mumford at Apple Ridge II, L.L.C. as of July 15, 1997 and its cash flows for the period July 14, 1997 (date of inception) to July 15, 1997 in conformity with generally accepted accounting principles.



July 21, 1997

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                   MATZEL & MUMFORD AT APPLE RIDGE II, L.L.C.

                                  BALANCE SHEET

                                  June 15, 1997

ASSETS
  Deposit ....................................................    $    6,496
  Inventory (Note 2) .........................................     1,175,892
                                                                  ----------
        TOTAL ASSETS .........................................    $1,182,388
                                                                  ==========
LIABILITIES AND MEMBERS' EQUITY
  Loan payable to bank (Note 3) ..............................    $   40,000
  Due to affiliates (Note 4) .................................       491,698
  Mortgage payable -- M&M Mortgage Funding (Note 3) ..........       650,690
                                                                  ----------
        TOTAL LIABILITIES ....................................     1,182,388
                                                                  ----------
MEMBERS' EQUITY ..............................................         1,000
RECEIVABLE FROM MEMBERS ......................................        (1,000)
                                                                  ----------
        TOTAL MEMBERS' EQUITY ................................          --
                                                                  ----------
        TOTAL LIABILITIES AND MEMBERS' EQUITY ................    $1,182,388
                                                                  ==========


                 See accompanying notes to financial statements.

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                   MATZEL & MUMFORD AT APPLE RIDGE II, L.L.C.

                            STATEMENTS OF CASH FLOWS


                                                                For the periods
                                                                ---------------
                                                                 July 14, 1997
                                                                   (date of
                                                                   inception)
                                                                 JULY 15, 1997
                                                                ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income ..................................................   $     --
  Adjustments to reconcile net loss to net cash
    used in operating activities:
     Increase in inventories ..................................    (1,175,892)
     Increase in deposit ......................................        (6,496)
                                                                  -----------
        NET CASH USED IN OPERATING ACTIVITIES .................    (1,182,388)
                                                                  -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from mortgages payable .............................       690,690
  Advances from affiliates ....................................       491,698
                                                                  -----------
        NET CASH PROVIDED BY FINANCING ACTIVITIES .............     1,182,388
                                                                  -----------
INCREASE IN CASH ..............................................        --
CASH, BEGINNING OF PERIOD .....................................        --
                                                                  -----------
CASH, END OF PERIOD ...........................................   $    --
                                                                  ===========


                 See accompanying notes to financial statements.

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                   MATZEL & MUMFORD AT APPLE RIDGE II, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS


1. SUMMARY OF ACCOUNTING POLICIES

     Nature of Business and Organization

     Matzel & Mumford at Apple Ridge II, L.L.C.("M&M at Apple Ridge II") is a New Jersey limited liability company formed on July 14, 1996 for the purpose of purchasing land in Wall, New Jersey and developing and constructing 17 single-family homes on the land. One additional lot with a farm house closed October 31, 1996 by an affiliate and transferred to the Company on July 14, 1997. On July 15, 1997, M&M at Apple Ridge II closed title to the other 17 lots.

     Revenue Recognition

     Revenues arising from home sales will be recognized under the accrual method. Under this method, income will be recognized when all terms relating to the sale of a unit are complete, consideration is exchanged and title is conveyed to the buyer.

     Inventories

     Inventories are stated at the lower of cost or estimated net realizable value, which is determined by reducing the anticipated net sales proceeds by the estimated costs necessary to complete or improve the property to the condition used in arriving at the anticipated selling price.

     Inventory costs are currently comprised of land and project overhead. Inventory costs will be comprised of direct unit and allocated costs. Development costs will be capitalized until the property is complete and title has been conveyed to the buyer. Development costs generally include land and improvements, house construction, project overhead, interest and a portion of construction management fees. Interest capitalized is based upon the interest rate on specifically related debt. A portion of the management fees to a related party are paid and capitalized by the Company.

     Members' Capital

     The two managing members have pledged a total of $1,000 in capital contributions.

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                   MATZEL & MUMFORD AT APPLE RIDGE II, L.L.C.

                    NOTES TO FINANCIAL STATEMENTS (Continued)


     Income Taxes

     The Company is organized and operates as a limited liability corporation which is not subject to Federal or state income taxes. Accordingly, no provision for income taxes has been made. The earnings or losses of the Company are included on each member's tax return, according to the terms of the operating agreement.

     Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVENTORIES

     Inventories relating to the development of single-family homes consist of the following at July 15, 1997:

            Land ................................   $  888,311
            Project overhead ....................      181,360
            Financing costs .....................      106,221
                                                    ----------
                                                    $1,175,892
                                                    ==========

     All expenses incurred for the development of the project will be capitalized. Selling expenses which do not benefit future periods, and general and administrative expenses, will be treated as period costs and will be expensed as incurred.

3. MORTGAGE PAYABLE

     The Company has a mortgage payable to Matzel & Mumford Mortgage Funding, an entity controlled by the members of M&M at Apple Ridge II, which is payable interest only at 16%. Interest payments are payable quarterly until July 15, 1998 when the outstanding principal balance is due. The note is collateralized by a mortgage on the property.

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                   MATZEL & MUMFORD AT APPLE RIDGE II, L.L.C.

                    NOTES TO FINANCIAL STATEMENTS (Continued)


     The Company also has a loan payable to a bank bearing interest at prime, plus 1 1/2%. Interest payments are payable monthly until October 30, 1997 when the outstanding principal balance is due. The loan is collateralized by a mortgage on the property.

4. RELATED PARTY TRANSACTIONS

     Included in due to/from affiliates are net cash advances from affiliated companies of the managing member of the Company. The advances are short term in nature and bear no interest. The amounts are to be repaid as cash flow allows.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATZEL & MUMFORD MORTGAGE
                                              FUNDING, INC.

Dated: September 23, 1997                     By: /s/ ROGER MUMFORD
                                                    ------------------------
                                                    Roger Mumford
                                                    President